UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 17, 2024
Date of Report (Date of earliest event reported)
(Exact name of registrant as specified in its charter)

Delaware	001-38312	77-0142404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
675 Creekside Way
Campbell, CA 95008
(Address of principal executive offices including zip code)
(408) 727-1885
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, PAR VALUE $0.001 PER SHARE	EGHT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2024, the Board of Directors (the “Board”) of 8x8, Inc. (the “Company”) appointed Andrew Burton to the Board. Mr. Burton’s initial term will expire at the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”), concurrently with the terms of the other members of the Board.

In connection with his appointment to the Board, Mr. Burton will be granted two awards of restricted stock units (“RSUs”), in accordance with the Company's non-employee director compensation policy. Under that policy, Mr. Burton, as a new non-employee director of the Board, received on June 17, 2024: (a) an annual board service retainer of $40,000 on a pro-rated basis to reflect the length of Mr. Burton’s term of service until the 2024 Annual Meeting; (b) an initial RSU award with a value of $100,000, vesting in two equal installments on the first and second anniversaries of the date of grant, subject to his continued service on the Board; and (c) an award of RSUs equal in value to $175,000 (with the actual number of RSUs granted determined by dividing $175,000 by the greater of $5 or the trailing 20-trading-day average of our closing stock price prior to the grant date) (on a pro-rated basis, based on the length of the remaining term of service, in the event the director is appointed on a date other than the annual meeting), vesting in full on the date of the 2024 Annual Meeting, subject to his continued service on the Board. In addition, the Company intends to enter into its standard form indemnification agreement with Mr. Burton.

Mr. Burton is the current President and Chief Operating Officer of Rapid7, Inc. (“Rapid7”), which is a current vendor to the Company. The Company made no payments to Rapid7 in fiscal 2024 and a payment of $150,000 in fiscal 2025, prior to Mr. Burton joining the Board. Due to the size of the amounts paid to Rapid7, the Board has determined that these payments are not material to Mr. Burton and that he is independent under the applicable independence standards.

The press release announcing this appointment is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description
99.1	Press release dated June 18, 2024, of 8x8, Inc.
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 18, 2024

8x8, Inc.

By:	/s/ LAURENCE DENNY
Laurence Denny
Chief Legal Officer